UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported): June 30, 2004
                                                   --------------


                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                     1-5807          75-0256410
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(State or other Jurisdiction  (Commission    (I. R. S. Employer
     of incorporation)        File Number)    Identification No.)


 2441 Presidential Parkway, Midlothian, Texas          76065
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(Address of principal executive offices)             (Zip Code)


                         (972) 775-9801
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      (Registrant's telephone number, including area code)

                            No Change
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  (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
        ------------------------------------
        On June 30, 2004, the Company purchased all of the outstanding stock of Crabar/GBF, Inc. a Delaware corporation, from the stockholders of Crabar/GBF, Inc. The purchase price for the transaction was $18,000,000 funded from internally generated funds and the Company's line of credit. Crabar/GBF, Inc. designs, manufacturers and markets printed business forms within the wholesale business forms marketplace.


Item 7. Financial Statements and Exhibits
        ---------------------------------

        (c)  Exhibits

             2  Stock Purchase Agreement Among Crabar/GBF, Inc.
                a Delaware corporation, the Stockholders of Crabar, GBF, Inc. and Ennis, Inc., a Texas corporation dated as of June 25, 2004.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ENNIS, INC.


Date:  July 15, 2004          /s/ Harve Cathey
                              ----------------------------------
                              Harve Cathey,
                              Vice President - Finance and CFO,
                              Secretary, Principal Financial and
                              Accounting Officer
                              Ennis, Inc.

                          EXHIBIT INDEX



         Exhibit
         Number                      Exhibit

       Exhibit 2 Stock Purchase Agreement Among Crabar/GBF, Inc. a Delaware corporation, the Stockholders of Crabar, GBF, Inc. and Ennis, Inc., a Texas corporation dated as of June 25, 2004.